OTHER LONG TERM ASSETS (Schedule of Long-Term Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Capital improvements in progress	$ 30,642	$ 1,640
Collateral deposits on swap agreements	17,520	1,820
Value of acquired charter-out contracts, net	13,407	16,302
Long term receivables	1,880	11,048
Other	799	0
Total other long-term assets	$ 64,248	$ 30,810